SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported)27-Aug-01

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2001-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-49820-17          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On July 26, 2001 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated   27-Aug-01
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated          27-Aug-01


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2001-HE12

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:   August 27, 2001

DISTRIBUTION SUMMARY

                          Beginning             Current Perio        Accrued
          Original Current Principal Principal  Pass-Through        Interest
Class  Face Value            Amount Distribution        Rate Distributed (1)
A-1    262300000.00     262300000.00  3300224.60     4.04000%       941948.44
A-IO   137575000.00     137575000.00        0.00     5.64000%       646602.50
M-1      9896000.00       9896000.00        0.00     4.44000%        39056.21
M-2      4949000.00       4949000.00        0.00     4.99000%        21951.56
B        5656000.00       5656000.00        0.00     6.04000%        30366.44
X      282801050.00     282801050.00        0.00     4.04000%       489937.02
R             50.00            50.00       50.00     3.80500%            0.18
P              0.00             0.00    16194.93     0.00000%            0.00
Total  282801050.00     282801050.00  3316469.53                   2169862.35


                       Certificate      Ending
     Realized Loss         Interest Current Prin
         Principal       Shortfall      Amount
Class
  A-1           N/A             0.00258999775.40
 A-IO           N/A             0.00130167000.00
  M-1          0.00             0.00  9896000.00
  M-2          0.00             0.00  4949000.00
    B          0.00             0.00  5656000.00
    X           N/A             0.00279500775.40
    R           N/A             0.00        0.00
    P           N/A             0.00        0.00
Total          0.00             0.00279500775.40

AMOUNTS PER $1,000 UNIT
                                                    Interest          Ending
                               Prin         Int Carry-forward      Curr Prin
ClassCusip             Distribution Distribution      Amount          Amount
A-1  22540A3L0          12.58187039  3.59111109   0.00000000    987.41812961
A-IO 22540A3M8           0.00000000  4.70000000   0.00000000    946.15300745
M-1  22540A3N6           0.00000000  3.94666633   0.00000000   1000.00000000
M-2  22540A3P1           0.00000000  4.43555466   0.00000000   1000.00000000
B    22540A3Q9           0.00000000  5.36888967   0.00000000   1000.00000000
X    N/A                 0.00000000  1.73244412   0.00000000    988.33004828
R    22540A3R7        1000.00000000  3.60000000   0.00000000      0.00000000
P    N/A                 0.00000000  0.00000000   0.00000000      0.00000000

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2001-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA